The Mosaic Company
The Mosaic Company
Analyst Day 2007
Jim Prokopanko, President and CEO
Larry Stranghoener, EVP and CFO
Fiscal 2008 Priorities
Analyst Day 2007
Jim Prokopanko, President and CEO
Larry Stranghoener, EVP and CFO
Fiscal 2008 Priorities
Exhibit 99.7

Good morning again. This will be the final presentation of the morning. I will first summarize what we’ve heard so far - then Larry and I will provide a focus on Mosaic’s priorities for fiscal 2008.

Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures and improved cash flow and anticipated time frames for the closures and the ability to obtain any requisite waivers or amendments from regulatory agencies with oversight of The Mosaic Company or its phosphate business; management's estimates of the current volumes of brine inflows at the Company's Esterhazy mines, the available capacity of brine storage reservoirs at the Esterhazy mines, the possibility that the rate of the brine inflows could materially increase, management's expectations regarding the potential efficacy of remedial measures to control the brine inflows, and the level of capital and operating expenditures necessary to control the inflows; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.
2

Fiscal 2008 Priorities
Fiscal 2008 Priorities
•
Focus on Performance
• Maintain strong earnings momentum
•
Strategy Development
•
Customer Focus
•
Generate Cash / Pay Down Debt
•
Focus on Performance
• Maintain strong earnings momentum
•
Strategy Development
•
Customer Focus
•
Generate Cash / Pay Down Debt
Fiscal 2008             Deliver Results!

As I noted this morning, Mosaic’s number one priority for fiscal
2008 will be focused on delivering results.
We aim to maintain our earnings momentum that has begun with the expected strong performance for Q4 – and then throughout fiscal 2008.
As I advised previously -- we began a strategy development
process earlier this year and expect to finish this by October.
This is still a work in progress, but I will provide some preliminary learning from our early work.
You have also heard previous speakers talk about our customer focus. This will continue to be a priority of ours as we go forward.
And finally --- our mantra since day one of Mosaic’s founding ---
improve performance, generate cash and pay down debt.  This
process has finally begun and Larry will provide more details on this shortly.

•
Integration Phase
Mostly Complete
•
Implement controls, build new
systems and hire new
employees
•
Shift Towards
Performance
•
Disciplined management
processes
•
Return on capital metrics
•
Robust systems and controls
•
Relentless focus on costs
•
Satisfied customers
•
Integration Phase
Mostly Complete
•
Implement controls, build new
systems and hire new
employees
•
Shift Towards
Performance
•
Disciplined management
processes
•
Return on capital metrics
•
Robust systems and controls
•
Relentless focus on costs
•
Satisfied customers
Fiscal 2008: Focus on Performance
Fiscal 2008: Focus on Performance

The integration Phase for Mosaic is now mostly
complete.
We have successfully built our new systems,
implemented controls and hired new employees. This
also includes a change of leadership over the last six
months.
We’ve established the foundation for Mosaic and now
our focus will turn to performance.
This shift over the next year will include – increase in
disciplined management processes, a focus on
customers, return on capital metrics and a relentless
focus on costs. These will help improve our
performance for fiscal 2008 and enable us to take
advantage of the current strong crop nutrient markets.

Maintain Strong Earnings Momentum
Maintain Strong Earnings Momentum
Sustained Ag Recovery – Food And Fuel
Global Nutrient Demand Growth
Favorable Supply / Demand Balances For P & K
Build On Expected Strong 4th
Quarter FY07 Earnings
Sustained Ag Recovery – Food And Fuel
Global Nutrient Demand Growth
Favorable Supply / Demand Balances For P & K
Build On Expected Strong 4th
Quarter FY07 Earnings

This is an exciting time for Mosaic.
As you learned this morning, we are at the beginning of a
sustained multi-year recovery in the agricultural marketplace --
led by the boom in the biofuels and the U.S. ethanol industry.
High grain prices are expected to continue for several years --
leading to strong crop nutrient demand growth -- not only here in
North America -- but throughout the world.
We believe both phosphates - and potash - will have favorable supply and demand balances over the next several years.  Given this bullish outlook, we expect to build momentum -- beginning with the expected strong 2007 fourth quarter earnings.

Agricultural Renaissance
Agricultural Renaissance
Unprecedented Prospects for Agriculture
U.S. corn plantings to remain around 90 million acres
Corn price to remain high next 3-4 years
New Demand from Biofuels
High Global Crop Nutrient Demand Growth
Recovery in North America plus growth in Asia and
Latin America
Unprecedented Prospects for Agriculture
U.S. corn plantings to remain around 90 million acres
Corn price to remain high next 3-4 years
New Demand from Biofuels
High Global Crop Nutrient Demand Growth
Recovery in North America plus growth in Asia and
Latin America

I have noted before -- that I personally cannot recall such strong agricultural prospects in my 30 year career in the agriculture markets.
The last time corn plantings were above 90 million acres was in the 1940’s.  This is A-MAIZING.
Given the strong demand for corn, including biofuels production, we expect corn prices to remain high over the next several years.
High grain and oilseed prices should result in an increase in plantings along with higher crop nutrient application rates.
We expect high global crop nutrient demand growth in 2007 and
2008.
This includes over 10% demand growth in North America -- plus high growth rates in many Asian and Latin American countries.
For both phosphates and potash, our North American spring
season was fully booked.  Our main focus over the last month has been on execution – that is, timely delivery of product to our customers.

Potash Outlook
Potash Outlook
Balanced to Tight Supply/Demand
•
Growing tighter over medium term
Sustained Demand Growth
•
Modest growth in North America
•
Good offshore growth, especially Asia and Latin
America
No New Greenfield Projects Over Next 4 Years
Loss of Russian mine in 2006
Balanced to Tight Supply/Demand
•
Growing tighter over medium term
Sustained Demand Growth
•
Modest growth in North America
•
Good offshore growth, especially Asia and Latin
America
No New Greenfield Projects Over Next 4 Years
Loss of Russian mine in 2006

Potash has traditionally been a very good and stable market with relatively strong margins.  We expect the potash market to be balanced to tight in the near term and even grow modestly tighter over the medium term.
On the demand side, we see sustained global demand growth of
3% to 4% over the next three years.  This will be led by the strong recovery of over 10% in North America this year and
strong growth in key offshore markets in Asia and Latin America.
I recently attended a Canpotex Board meeting where they
updated the calendar year 2007 export forecast.  Canpotex
expects record high shipments that are about 1 million tonnes higher than the prior record in 2005. Obviously, we are optimistic about potash exports.
We expect only modest increases in new capacity as new
greenfield projects are not justified by current  potash prices.  A new 2 million per year potash mine would require capital
investment of about $1.5 billion.

Phosphates Outlook
Phosphates Outlook
•
Tight Supply/Demand Balance
•
Limited New Capacity Next 3 Years
• Saudi project will be needed by 2011
•
Healthy North American Market
•
Strong Offshore Growth – Especially Brazil
•
Tight Supply/Demand Balance
•
Limited New Capacity Next 3 Years
• Saudi project will be needed by 2011
•
Healthy North American Market
•
Strong Offshore Growth – Especially Brazil
Turn Favorable Markets
Into Strong Earnings

The Phosphates market currently has one of the tightest market balances of the three principle crop nutrients.
Over the last five years -- phosphate plant closures in the U.S.
have about offset increases in Chinese capacity.
As a result, the sudden recovery in North America demand,
combined with strong offshore growth in places like Brazil, have resulted in short supplies and significantly improved prices.
As Doug stated earlier -- we have already booked substantial volumes for summer fill sales into the North American market, mostly at or near strong spot price levels.
As with potash, there is a high capital requirement for new
plants.  There are only a few small projects scheduled to come on-stream over the next three years.  By the time the long-
planned and large Saudi project comes on-stream around 2011, demand growth should make the plant necessary.
Over the next year for Phosphates, Mosaic will remain focused on turning tight markets and strong spot prices into strong
financial performance.

Strategy Development
Strategy Development
Grow Potash Capacity
Improve Phosphates Cost Structure
Refocus Offshore on Key Markets
Develop Florida Land Vision
Review Other Opportunities
Nitrogen/Industrial/Byproducts

We began an extensive strategy development earlier this year and still have a lot of work to do, including defining and choosing our strategic direction.  However, I would like to provide some preliminary learnings that are more focused on the short term.
Number one on our strategic list is to increase our potash
capacity in Saskatchewan.  We have already listed several
capacity expansions and Norm Beug, head of our Potash
Division, will review those at dinner tonight.
For Phosphates, we will focus on improving our cost structure --
including some strategic capital investments, such as more co-
generation to reduce energy costs.
We will refocus our Offshore business on key growth markets, especially in Latin America.  We are also developing a vision for our Florida land opportunities.
We own about 250,000 acres in Central Florida and consider this a long-term and unique opportunity.  Finally we are reviewing several other opportunities which include how big we want to be in the nitrogen market and, yes, maybe even uranium production along with other industrial products.  These are all just options at this time.

Customer Focus
Customer Focus
Shared Value
Program
In North America
Global footprint:
Market knowledge
on the ground
Plan, Promise & Deliver:
Reliability is key
STRONGER CUSTOMER
RELATIONSHIPS
ARE A PRIORITY

Over the last year, Mosaic has really focused on our customers.
We dropped the ball during the early days of our merger and our customers weren’t happy about it.  This is typical in a merger, but it is not an excuse.
We regrouped by listening to customers and asking how we
could become their strategic partner of choice.
Our shared value program in North America grew out of this –
becoming a strategic partner, to help take costs out of the
fertilizer supply chain and sharing this value with customers.
We want to be the reliable supplier through planning, making promises and delivering on them, as you heard from Corrine this morning.
I will now turn this over to Larry Stranghoener, our CFO, to discuss our financial performance and priorities.

Generate Cash / Pay Down Debt
Generate Cash / Pay Down Debt
• Strong Cash Flow Expected Over
Next Two Years
• Opportunity to Pay Down Substantial
Debt
• Position Mosaic to Attain Investment
Grade Status
A Key Milestone For Mosaic

Thanks Jim.  We look forward to generating cash and paying
down debt again in fiscal 2008.  As you are aware, we just paid down $250 million in debt on May first, which is a key milestone for Mosaic and a goal we set for ourselves on day one.
This morning, you have heard about the strong market
fundamentals we face during the next several years.  This should lead to continuing strong cash flow and an opportunity to pay down substantially more debt over the next two years.  As this happens, we will be positioned to attain investment grade status.

Priorities for Use of Cash
Priorities for Use of Cash
•Pay Down Debt
•Goal of investment grade rating
•Strategic Investments
•Shift from sustaining capital projects to
growth & return investments
•Dividends / Share Repurchase

As we look ahead to fiscal 2008, we recognize the need to begin prioritizing cash flow usage.  Our first priority use of cash remains paying down debt and gaining an investment grade
rating.  I will discuss why this is important in a minute.
The next priority is for strategic investments.  We are evaluating cost reduction projects, of course, and are beginning to develop a list of growth opportunities as part of our strategy development process.
Beginning in fiscal 2008, our capital investments will begin to shift from sustaining capital projects to growth and return
projects.  This shift will continue as we generate more cash.
Rest assured that our guidelines will demand strong return rates as we make investment decisions.
Our third priority will be returning cash to shareholders through dividends and / or share buybacks.  However, we cannot
seriously consider these options until we earn investment grade status.

Why Pay Down Debt? Why Pay Down Debt? Increase flexibility for strategic alternatives Ensure financial flexibility for next down cycle Remove restrictions on cash to shareholders

In this era of cheap debt and high leverage you might ask why
Mosaic is focused on paying down debt and becoming
investment grade.
The first reason is that our bonds carry restrictive covenants which fall away once we attain investment grade status,
providing us with more operational and strategic flexibility.
These same covenants restrict the amount of shareholder
payments we can make, which is a second reason for doing
away with them.
And finally, we want to strengthen our balance sheet during the strong part of the crop nutrient cycle, to ensure flexibility during the next downturn.  As strong as the market fundamentals are today, only a CFO would be worrying about a downturn!  But
that, of course, is part of my job.  Discipline today will create opportunity in the future.

Bond Maturity Profile Bond Maturity Profile All other bonds Remaining tendered bonds Credit Agreement debt – prepayable After $250 million paydown - 100 200 300 400 500 600

We structured our December refinancing to ensure our ability pay off debt without penalty, as noted by the purple bars on this graph.  Note that as we accelerate payment of this bank debt we will be left with a very attractive long-term maturity schedule.

Fiscal 2008 Outlook Fiscal 2008 Outlook

Though we are still finalizing our fiscal 2008 budget, we want to share with you some preliminary thoughts on our volume and
price outlook.  More specific guidance regarding capital
spending, SG&A levels, the tax rate, etc. will come this summer.
I’ll start by stating the obvious – we expect fiscal 2008 to be a very good year for Mosaic.

•
Higher Volume Likely
• Exports are key
•
Prices Up
• Modest increase in North America
• Higher offshore prices
• China 2008 price negotiations
•
Gross Margin Up
•
Higher Volume Likely
• Exports are key
•
Prices Up
• Modest increase in North America
• Higher offshore prices
• China 2008 price negotiations
•
Gross Margin Up
Fiscal 2008 Potash Guidance
Fiscal 2008 Potash Guidance
Continuing Momentum

Potash volume in fiscal 2007 is expected to be at the upper end of the range of 7.7 to 8.1 million metric tonnes.  Given attractive supply and demand dynamics, the healthy North American
market and the Canpotex forecast for offshore volumes, higher volumes in fiscal 2008 appear likely.  This is assuming continued
success with our Chinese customers.
We expect the average Potash selling price to increase in fiscal
2008 compared with the current year.  We are seeing positive trends in North America and negotiations are ongoing by
Canpotex for price increases in key Asian and Latin American countries.  Once these negotiations are finalized, we will have a better idea on Potash prices for fiscal 2008.
All told, we look for growing potash revenues and improving
gross margins, as operating efficiencies should increase.

Fiscal 2008 Phosphates Guidance
Fiscal 2008 Phosphates Guidance
•Flat Volume
• China and India are question marks
• Low inventory levels
• “Flat out” Production
•Phosphates Selling Price
• Strong year over year increase
•Flat Volume
• China and India are question marks
• Low inventory levels
• “Flat out” Production
•Phosphates Selling Price
• Strong year over year increase
A Great Year Coming

For Phosphates, we expect to ship 9.0 to 9.3 million metric
tonnes in fiscal 2007 and look for something comparable in fiscal
2008.  We expect little – if any – volume to China next year, which would eliminate a drag on profitability we have
experienced this year.  Note also that we will begin the year with minimal inventory levels, which may create challenges in
meeting expected export demand this summer.  The good news
is that we expect to run at peak effective capacity levels, which is good for profits.
Obviously we expect a higher average Phosphates selling price in fiscal 2008.  We heard Doug present thoughts on our price outlook and we expect the first quarter selling price will easily be above year-ago levels.  I will leave it to you to decide how high is high at this time.
Phosphates revenues should be up smartly next year.  More
importantly, gross margin should be up substantially as we run at full capacity and eliminate many of the cost issues that have hurt us this year.  Fiscal 2008 is shaping up to be a great year for our
Phosphates business.

•
Once-in-a-generation
Industry Fundamentals
•
Exceptional Asset
Base
•
Proven Management
•
Focused on
Performance
•
Once-in-a-generation
Industry Fundamentals
•
Exceptional Asset
Base
•
Proven Management
•
Focused on
Performance
An Investment in Mosaic
An Investment in Mosaic

Finally, let me summarize the investment thesis for Mosaic at this time.  Market fundamentals are very strong, probably a once-
in-a-generation opportunity for this company.  It is truly an exciting time in agriculture and Mosaic will participate through our exceptional asset base.
We expect that you will begin to see our operating leverage in
Phosphates and Potash in our fourth quarter results.  We will be focused on delivering strong earnings in fiscal 2008.  We believe we have an excellent management team and we are all keen on
proving this over the next year.  We are not without our
challenges, but we have worked hard to build Mosaic’s
foundation and now have momentum and we look forward to
fiscal 2008 with confidence and conviction.

Focused on Performance Focused on Performance

Thank you for your time. Jim and I will now take questions.